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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

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                                  FORM 8-K\A
                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934
      Date of Report (date of earliest event reported):  August 22, 1996



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                          INFORMATION RESOURCES, INC.
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


DELAWARE                            0-11428                           36-2947987
(STATE OF INCORPORATION)   (COMMISSION FILE NUMBER)                (IRS EMPLOYER
                                                             IDENTIFICATION NO.)


150 NORTH CLINTON
CHICAGO, ILLINOIS                                                        60661
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                              (ZIP CODE)


                                (312) 726-1221

                        (REGISTRANT'S TELEPHONE NUMBER)

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Item 4.   Changes In Registrant's Certifying Accountant
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    At a meeting held on August 22, 1996, the Board of Directors of the Company
approved the engagement of Ernst & Young LLP as its independent auditors for the fiscal year ending December 31, 1996 to replace the firm of Grant Thornton LLP, which was dismissed as auditors of the Company effective August 22, 1996. The audit committee of the Board of Directors voted to recommend the change in auditors to the Board of Directors on August 19, 1996.

    The reports of Grant Thornton LLP on the Company's financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

    In connection with the audits of the Company's financial statements for each of the two fiscal years ended December 31, 1995, and in the subsequent interim period, there were no disagreements with Grant Thornton LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Grant Thornton LLP, would have caused Grant Thornton LLP to make reference to the matter in its report.

    The Company has requested Grant Thornton LLP to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated August 29, 1996, is filed as Exhibit 16 to this Form 8-K\A.

Item 7.   Financial Statements and Exhibits
- -------

        (c)     Exhibits

                Number
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                  16         Letter re:  Change in Certifying Accountant

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                                  SIGNATURES



    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                  INFORMATION RESOURCES, INC.





Date:  August 30, 1996            By: /s/ Gary M. Hill
                                  ------------------------------------------
                                  Executive Vice President - Finance
                                  Chief Financial Officer

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